Exhibit 99.1
Goldman Sachs Technology and Internet Conference February 23, 2010

Forward Looking Statements This presentation contains statements related to FIS' future plans and expectations and, as such, constitutes "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about 2010 revenue growth, adjusted earnings per share, margin expansion and cash flow, as well as other statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to, include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; failures to adapt our services to changes in technology or in the marketplace; the failure to achieve some or all of the benefits that we expect from the acquisition of Metavante, including the possibility that our acquisition of Metavante may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's Web site located at www.sec.gov. All forward-looking statements included in this document are based on information available at the time of the document. FIS assumes no obligation to update any forward-looking statement. 2

Use of Non-GAAP and Pro Forma Measures Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non- GAAP measures include adjusted revenue, earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted net earnings, and adjusted free cash flow. Adjusted revenue excludes the impact of deferred revenue purchase accounting. Adjusted EBITDA excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, acquisition related amortization and certain other costs. Adjusted free cash flow is GAAP operating cash flow less capital expenditures and acquisition related cash items. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the appendix. On October 1, 2009, FIS completed the acquisition of Metavante Technologies, Inc. The transaction was treated as a purchase and the results of Metavante are included in the consolidated results of FIS beginning October 1, 2009. For comparative purposes, in accordance with management's desire to improve the understanding of the company's operating performance, the information provided in this presentation assumes the merger was completed on January 1, 2008 and combines Metavante's results with FIS's historical results on a pro forma basis. 3

FIS Today 4 > $5 Billion 2009 pro forma Revenue > $1.4 Billion 2009 pro forma EBITDA $8.3 Billion market cap More than 14,000 client relationships .. . . In more than 100 countries Leading Global Financial Technology Provider

Leading Global Financial Technology Provider 5 Clients in more than 100 countries Established operations in more than 27 countries 31,000 employees strong 15,000 U.S. based 16,000 off-shore Milwaukee, WI Little Rock, AR Jacksonville, FL Orlando, FL St. Petersburg, FL United Kingdom Germany Sao Paulo, Brazil Melbourne, Australia Mumbai, India

High Recurring Revenues Strong Earnings Growth Prudent Capital Management Financial Strength, Robust Business Model 6 Meaningful Margin Expansion

Broad and Diverse Client Base 7 Healthcare Government Commercial Approximately 7,000 debit, credit and prepaid card issuers 2,600 core processing customers, including > 300 outside the U.S. Relationships with 40 of the top 50 global banks, including 9 of the top 10 More than 14,000 financial institution clients worldwide Global Reach Solution Leadership Anchor Relationships Expansive Payments Base Growing Non-FI Base 59% revenue in higher growth payment solutions Diversified revenue streams Balanced business model 59% Payment Solutions 41% Financial Solutions 29% Community U.S (< $5B) 16% Int'l 17% Non-FI 49% Payment Solutions 35% Financial Solutions 16% Int'l Note: Reflects FIS and Metavante pro forma 2009 revenue 21% Mid-Tier U.S ($5B - $30B) 17% Top-Tier U.S (> $30B)

Financial Solutions Group 8 $1.8 Billion 2009 Pro Forma Revenue Deposit and Loan Account Processing Accounting and General Ledger Data Access and Integration Lending Solutions Trust Solutions Wealth Solutions Account Origination Branch Platforms Online Banking Mobile Banking Voice Response Risk Management Regulatory Compliance Core Processing Channel Solutions The only provider with core solutions tailored to financial institutions of every size and type Commercial Services Infrastructure Management Data/Back-Office Processing Global Voice Services Information Technology Services 35%

Substantial Breadth and Scale Payment Solutions Group 9 Debit Card Processing Prepaid Card Processing Bill Payment Network Solutions Electronic Funds Transfer Automated Clearing House Debit/EFT/ ePayment Credit Card Processing Loyalty Merchant Credit Check Verification and Warranty Payroll Check Cashing Collection Services Retail Check Check Clearing and Settlement Image Solutions Print and Mail Card Production Item Processing & Output Solutions Pay Direct Solutions Electronic Benefit Transactions (EBT) Consumer Driven Healthcare Solutions Health & Financial Network Solutions Government Education Healthcare $2.5 Billion 2009 Pro Forma Revenue 49%

International Solutions Group 10 $0.8 Billion 2009 Pro Forma Revenue Core banking Payment Switch Credit card Origination Core banking Credit card Payment Switch Prepaid Merchants Commercial Lending Latin America EMEA Asia Core banking Payment Switch ATM (India) Commercial Lending Australasia Credit card Payment Switch Emerging Market Mature Market Emerging Market Mature Market Significant Global Presence 10 16% 62% Payment Solutions 38% Financial Solutions

Significant Recurring and Contractual Revenue 11 Processing and Maintenance 85% Professional Services 10% Other 5% Long-term contracts Account based Transaction based Monthly maintenance Consulting Services Implementation services Software 3% Equipment 1% Termination Fees 1% Predictability is Enhanced by Long-Term Contracts and High Recurring Revenue Streams Note: Reflects FIS and Metavante pro forma 2009 revenue

Revenue Composition by Segment 12 Financial Solutions Payment Solutions International Solutions Other 7% Processing and Maintenance 78% Professional Services 15% Processing and Maintenance 90% Other 3% Professional Services 7% Processing and Maintenance 85% Other 5% Professional Services 10% Revenue Model Number of accounts processed New account openings Software maintenance fees Project based fees License fees Revenue Model Transaction fees Project based fees License fees Revenue Model Number of accounts processed Software maintenance fees Transaction fees Project based fees License fees Note: Reflects FIS and Metavante pro forma 2009 revenue

Key Management Priorities 13 S T R O N G E X E C U T I O N Intense Customer Focus High Performance Culture Achieve Synergy Targets Leverage Combined Product Set, Customer Base, Global Footprint Service, Innovation, Value Attract and Retain Industry's Most Talented Employees Proven Track Record

Financial Highlights 4th Quarter, 2009 14 Adjusted revenue of $1.316 billion, up 2.7% 0.4% increase in constant currency Adjusted EBITDA margin of 29.5%, up 240 bps Adjusted EPS of $0.44 Adjusted free cash flow of $237 million Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures.

2010 Outlook 15 Refer to appendix for reconciliation of non-GAAP measures to related GAAP measures and additional 2010 assumptions.

Cash Flow Priorities 16 Scheduled repayments of $218 million in 2010 Targeting investment grade rating 12/31/2009 debt to EBITDA ~ 2.3x New product development Technology enhancements Annual cash dividends of ~$75 Million Further reduce leverage Share repurchase authorization Fund strategic opportunities Reduce Outstanding Debt Fund Organic Growth Initiatives Maintain Current Dividend Maintain Financial Flexibility

Superior Execution 17 SUPERIOR SHAREHOLDER RETURNS

Appendix

GAAP TO NON-GAAP RECONCILIATION
Three Months Ended December 31, 2009
(In millions, except per share data)



	GAAP Three Months Ended December 31, 2009 (Unaudited)	M&A Restructuring And Integration Costs (1)	Acquisition Deferred Revenue Adjustments (2)	Impairment Charges (3)	Subtotal	Purchase Price Amortization (4)	Non-GAAP Three Months Ended December 31, 2009 (Unaudited)
Processing and services revenue	$ 1,300.8	$ -	$ 15.3	$ -	$ 1,316.1	$ -	$ 1,316.1
Cost of revenues	938.1	-	-	-	938.1	(65.0)	873.1
Gross profit	362.7	-	15.3	-	378.0	65.0	443.0
Selling, general and administrative	273.2	(127.4)	-	-	145.8	-	145.8
Impairment charges	136.9	-	-	(136.9)	-	-	-
Operating income	(47.4)	127.4	15.3	136.9	232.2	65.0	297.2
Other income (expense):							
Interest income	0.7	-	-	-	0.7	-	0.7
Interest expense	(37.0)	1.0	-	-	(36.0)	-	(36.0)
Other income, net	0.6	-	-	-	0.6	-	0.6
Total other income (expense)	(35.7)	1.0	-	-	(34.7)	-	(34.7)
Earnings (loss) from continuing operations before income taxes	(83.1)	128.4	15.3	136.9	197.5	65.0	262.5
Provision (benefit) for income taxes	(30.0)	46.2	5.5	49.3	71.0	23.4	94.4
Earnings from continuing operations	(53.1)	82.2	9.8	87.6	126.5	41.6	168.1
Earnings (loss) from discontinued operations	0.3	-	-	-	0.3	-	0.3
Net earnings	(52.8)	82.2	9.8	87.6	126.8	41.6	168.4
Noncontrolling interest	(1.1)	-	-	-	(1.1)	-	(1.1)
Net earnings attributable to FIS	$ (53.9)	$ 82.2	$ 9.8	$ 87.6	$ 125.7	$ 41.6	$ 167.3
Amounts attributable to FIS common stockholders							
Net earnings (loss) from continuing operations, net of tax	$ (54.2)	$ 82.2	$ 9.8	$ 87.6	$ 125.4	$ 41.6	$ 167.0
Earnings (loss) from discontinued operations, net of tax	0.3	-	-	-	0.3	-	0.3
Net earnings (loss) attributable to FIS common stockholders	$ (53.9)	$ 82.2	$ 9.8	$ 87.6	$ 125.7	$ 41.6	$ 167.3
Net earnings (loss) per share - diluted from continuing operations attributable to FIS common stockholders*	$ (0.14)	$ 0.22	$ 0.03	$ 0.23	$ 0.33	$ 0.11	$ 0.44
Weighted average shares outstanding - diluted	377.0	377.0	377.0	377.0	377.0	377.0	377.0

FIS

19

Notes to GAAP to Non-GAAP Reconciliation For the Three-Month Period ended December 31, 2009 The adjustments are as follows: The adjustments are as follows: The adjustments are as follows: The adjustments are as follows: (1) This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to mer ger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restruc turing and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and This column represents charges for restructuring and integration costs relating to merger and acquisition activities. For the three and twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company tw elve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company twelve months ended December 31, 2009, the amounts primarily represent incremental transaction costs incurred by the Company related to the recently completed acquisition of Metavante Technologies, Inc. related to the recently completed acquisition of Metavante Technologies, Inc. related to the recently completed acquisition of Metavante Technologies, Inc. related to the recently completed acquisition of Metavante Technologies, Inc. related to the recently completed acquisition of Metavante Technologies, Inc. related to the recently completed acquisition of Metavante Technologies, Inc. related to the recently co mpleted acquisition of Metavante Technologies, Inc. (2) This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred reve nues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante 's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair This column represents the impact of the purchase accounting adjustment to reduce Metavante's deferred revenues to estimated fair value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjus tment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would value, determined as fulfillment cost plus a normal profit margin. The deferred revenue adjustment represents revenue that would have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in th e normal course of business by Metavante but was not recognized due to GAAP purchase accounting have been recognized in the normal course of business by Metavante but was not recognized due to GAAP purchase accounting requirements. (3) This column represents impairments to: This column represents impairments to: This column represents impairments to: This column represents impairments to: a) trademarks resulting from the re-branding of products and solutions; and a) trademarks resulting from the re-branding of products and solutions; and a) trademarks resulting from the re-branding of products and solutions; and a) trademarks resulting from the re-branding of products and solutions; and a) trademarks resulting from the re-branding of products and solutions; and a) trademarks resulting from the re-branding of products and solutions; and a) trademarks resulting from the re-branding of products and solutions; and b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a re sult of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. b) capitalized software as a result of a rationalizaiton of FIS and Metavante product lines. (4) This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. This column represents purchase price amortization expense on intangibles assets acquired through various Company acquisitions. 20

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
Three Months Ended December 31, 2009
(In millions)



	Three Months Ended December 31, 2009				
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Revenue from continuing operations	$ 452.5	$ 629.6	$ 232.3	$ 1.7	$ 1,316.1
Operating income	$ 158.1	$ 193.8	$ 48.6	$ (447.9)	$ (47.4)
M&A, restructuring and integration costs	-	-	-	127.4	127.4
Acquisition deferred revenue adjustments	-	-	-	15.3	15.3
Impairment charges	-	-	-	136.9	136.9
Purchase price amortization	-	-	-	65.0	65.0
Non GAAP operating income	$ 158.1	$ 193.8	$ 48.6	$ (103.3)	$ 297.2
Depreciation and amortization from continuing Operations, as adjusted	39.5	25.2	15.3	10.5	90.5
EBITDA, as adjusted	$ 197.6	$ 219.0	$ 63.9	$ (92.8)	$ 387.7
Non GAAP operating margin, as adjusted	34.9%	30.8%	20.9%	N/M%	22.6%
EBITDA margin, as adjusted	43.7%	34.8%	27.5%	N/M%	29.5%

FIS

21

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
Twelve Months Ended December 31, 2009
(In millions)



	Twelve Months Ended December 31, 2009				
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Revenue from continuing operations	$ 1,260.0	$ 1,741.9	$ 782.7	$ 0.2	$ 3,784.8
Pro forma Metavante revenue and adjustments	506.6	743.8	16.7	-	1,267.1
Pro forma revenue from continuing operations	$ 1,766.6	$ 2,485.7	$ 799.4	$ 0.2	$ 5,051.9
Operating income	$ 417.7	$ 475.6	$ 114.2	$ (729.6)	$ 277.9
Pro forma Metavante operating income and adjustments	166.7	288.2	5.9	(246.5)	214.3
Pro forma operating Income	584.4	763.8	120.1	(976.1)	492.2
M&A, restructuring and integration costs	-	-	-	153.5	153.5
Acquisition deferred revenue adjustments	-	-	-	15.3	15.3
Impairment charges	-	-	-	136.9	136.9
Purchase price amortization	-	-	-	268.6	268.6
Non GAAP operating income	$ 584.4	$ 763.8	$ 120.1	$ (401.8)	$ 1,066.5
Depreciation and amortization from continuing Operations, as adjusted	154.1	110.8	59.1	37.8	361.8
EBITDA, as adjusted	$ 738.5	$ 874.6	$ 179.2	$ (364.0)	$ 1,428.3
Non GAAP operating margin, as adjusted	33.1%	30.7%	15.0%	N/M%	21.1%
EBITDA margin, as adjusted	41.8%	35.2%	22.4%	N/M%	28.3%

FIS

22

SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
Three Months Ended December 31, 2008
(In millions)



	Three Months Ended December 31, 2008				
	Financial Solutions	Payment Solutions	International Solutions	Corporate and Other	Consolidated
Revenue from continuing operations	$ 292.3	$ 383.5	$ 182.4	$ (0.2)	$ 858.0
Pro forma Metavante revenue and adjustments	166.1	252.4	4.9	-	423.4
Pro forma revenue from continuing operations	$ 458.4	$ 635.9	$ 187.3	$ (0.2)	$ 1,281.4
Operating income	$ 107.6	$ 96.7	$ 20.9	$ (121.3)	$ 103.9
Pro forma Metavante operating income and adjustments	51.4	93.9	1.5	(88.0)	58.8
Pro forma operating Income	159.0	190.6	22.4	(209.3)	162.7
M&A, restructuring and integration costs	-	-	-	1.5	1.5
Trademark impairment	-	-	-	26.0	26.0
Purchase price amortization	-	-	-	70.9	70.9
Non GAAP operating income	$ 159.0	$ 190.6	$ 22.4	$ (110.9)	$ 261.1
Depreciation and amortization from continuing Operations, as adjusted	37.5	27.7	11.2	10.2	86.6
EBITDA, as adjusted	$ 196.5	$ 218.3	$ 33.6	$ (100.7)	$ 347.7
Non GAAP operating margin, as adjusted	34.7%	30.0%	12.0%	N/M%	20.4%
EBITDA margin, as adjusted	42.9%	34.3%	17.9%	N/M%	27.1%

23

PRO FORMA REPORTING SEGMENTS
Three Months Ended March 31, 2009
(In millions)



	Three Months Ended March 31, 2009				
	Financial Solutions	Payment Solutions	International Solutions	Corporate & Other	Total
Pro forma processing and services revenue	$ 429.9	$ 612.8	$ 169.7	$ (0.5)	$ 1,211.9
Pro forma operating income	$ 125.2	$ 177.6	$ 17.0	$ (178.2)	$ 141.6
Non GAAP items (1)	-	-	-	9.5	9.5
Purchase price amortization	-	-	-	68.5	68.5
Non GAAP operating income	125.2	177.6	17.0	(100.2)	219.6
Depreciation and amortization from continuing operations as adjusted	37.7	29.0	13.1	8.9	88.7
EBITDA, as adjusted	$ 162.9	$ 206.6	$ 30.1	$ (91.3)	$ 308.3
EBITDA margin, as adjusted	37.9%	33.7%	17.7%	N/A	25.4%

(1) Amounts represent charges for restructuring and integration relating to merger and acquisition activities, corporate costs attributable to Lender Processing Services ("LPS") not allocable to discontinued operations under U.S. generally accepted accounting principles, incremental transaction costs incurred by the Company directly related to LPS spin-off in 2008, and impairment charges related to the decline in fair value of a trademark associated with our retail check business.

FIS

24

RECONCILIATION OF CASH FLOW MEASURES Three Months Ended December 31, 2009 (In millions) 25 Three Months Ended December 31, 2009 Three Months Ended December 31, 2009 Three Months Ended December 31, 2009 Three Months Ended December 31, 2009 Three Months Ended December 31, 2009 GAAP Adj Adjusted Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Cash flows from operating activities: Net earnings (loss) (1) Net earnings (loss) (1) Net earnings (loss) (1) Net earnings (loss) (1) Net earnings (loss) (1) $ (52.8) $ 221.2 $ 168.4 Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings Adjustments to reconcile net earnings to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: to net cash provided by operating activities: Non-cash adjustments (2) Non-cash adjustments (2) Non-cash adjustments (2) 399.4 (162.2) 237.2 Working capital adjustments (3) Working capital adjustments (3) Working capital adjustments (3) (137.2) 35.1 (102.1) Net cash provided by operating activities Net cash provided by operating activities 209.4 94.1 303.5 Capital expenditures Capital expenditures Capital expenditures Capital expenditures Capital expenditures (66.8) - (66.8) Free cash flow Free cash flow Free cash flow Free cash flow Free cash flow $ 142.6 $ 94.1 $ 236.7 (1) Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after- tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs as well as non-cash impairment, stock acceleration charges, and purchase price amortization non-cash impairment, stock acceleration charges, and purchase price amortization non-cash impairment, stock acceleration charges, and purchase price amortization non-cash impairment, stock acceleration charges, and purchase price amortization non-cash impairment, stock acceleration charges, and purchase price amortization non-cash impairment, stock acceleration charges, and purchase price amortization (2) Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations ch arges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations ch arges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges Adjustments to Non Cash Adjustments reflects the after-tax impact of non-recurring impairment and stock acclerations charges and purchase price amortization. and purchase price amortization. and purchase price amortization. and purchase price amortization. (3) Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related li abilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of va rious acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities and for the 2009 period, the elimination of current accruals related to the acquisition of Metavante. the elimination of current accruals related to the acquisition of Metavante. the elimination of current accruals related to the acquisition of Metavante. the elimination of current accruals related to the acquisition of Metavante. Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flow s generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash Cash flows generated by Metavante Operations are included prospectively beginning October 1, 2009 in the consolidated cash flows for FIS. flows for FIS. flows for FIS. flows for FIS. flows for FIS.

2010 Outlook Assumptions ($ millions) 26